MASTER SERVICER'S CERTIFICATE
(Delivered pursuant to Section 4.9
of the Master Sale and Servicing Agreement)

HOUSEHOLD FINANCE CORPORATION,
Master Servicer
HOUSEHOLD AUTO RECEIVABLES CORPORATION

HOUSEHOLD AUTOMOTIVE TRUST IV
Class A Notes, Series 2000-1

1. This Certificate relates to the Distribution Date occurring on	August 19, 2002

2. Series 2000-1 Information

(a) The amount of Collected Funds with respect to the Collection Period was equal to	$18,347,906.35

(b) The amount of Available Funds with respect to the Collection Period was equal to	$18,347,906.35

(c) The Liquidated Receivables for the Collection Period was equal to	$4,463,430.81

(d) Net Liquidation Proceeds for the Collection Period was equal to	$1,834,768.78

(e) The principal balance of Series 2000-1 Receivables at the beginning
of the Collection Period was equal to	$327,007,125.11

(f) The principal balance of Series 2000-1 Receivables on the last day
of the Collection Period was equal to	$310,834,576.36

(g) The aggregate outstanding balance of the Series 2000-1 Receivables which were one
Payment delinquent as of the close of business on the last day of the
Collection Period with respect to such Distribution Date was equal to	$30,002,000.00

(h) The aggregate outstanding balance of the Series 2000-1 Receivables which were two
Payments delinquent as of the close of business on the last day of the
Collection Period with respect to such Distribution Date was equal to	$9,158,000.00

(i) The aggregate outstanding balance of the Series 2000-1 Receivables which were three or more payments delinquent as of the close of business on the last day of the
Collection Period with respect to such Distribution Date was equal to	$6,896,000.00

(j) The Base Servicing Fee paid on the Distribution Date was equal to	$817,517.81

(k) The Class A Monthly Principal Distributable Amount for the
Distribution Date was equal to	$10,026,980.23

(l) The Additional Class A Principal Distributable Amount for the Distribution Date was equal to	$0.00

(m) The Class A Principal Distributable Amount for the Distribution Date was equal to	$10,026,980.23

(n) The Principal Amount Available for the Distribution Date was equal to	$16,829,316.12

(o) The Aggregate Note Principal Balance as of the prior payment date	$221,131,311.08

(p) The Aggregate Optimal Note Principal Balance was equal to	$211,104,330.85

(q) The Aggregate Note Principal Balance as of the payment date	$211,104,330.85

(r) The Targeted Credit Enhancement Amount was equal to	$118,117,139.02

(s) The Targeted Credit Enhancement Amount as a percentage of the Pool
Balance on the Distribution Date was equal to	38.00%

(t) The Targeted Reserve Account Balance was equal to	$18,386,893.51

(u) The Reserve Account Deposit Amount for the Distribution Date	$0.00

(v) The Maximum Reserve Account Deposit Amount for the Distribution Date	$656,767.37

(w) The Reserve Account Shortfall for the Distribution Date	$0.00

(x) The amount on deposit in the Reserve Account after distributions was equal to	$18,386,893.51

(y) The amount on deposit in the Reserve Account as a percentage of the Pool
Balance on the Distribution Date was equal to	5.92%

(z) The Targeted Overcollateralization Amount was equal to	$99,730,245.51

(aa) The ending overcollateralization was equal to	$99,730,245.51

(ab) The ending overcollateralization as a percentage of the Pool Balance on the
Distribution Date was equal to	32.08%

(ac) The Weighted Average Coupon (WAC) was equal to	18.11%

(ad) The Weighted Average Remaining Maturity (WAM) was equal to	32

3. Noteholder Information
(a) Class A-1
A. Information Regarding Distributions
1. Total Distribution per $1,000	$0.00
2. Principal Distribution per $1,000	$0.00
3. Interest Distribution per $1,000	$0.00

B. Calculation of Class A-1 Interest Due
1. Class A-1 related Note Rate	6.09%
2. Class A-1 principal balance - beginning of period	$0.00
3. Accrual convention	Actual/360
4. Days in Interest Period	33
5. Class A-1 interest due	$0.00
6. Class A-1 interest paid	$0.00
7. Class A Interest Carryover Shortfall with respect to Class A-1	$0.00
8. Class A-1 unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class A-1 principal balance
1. Class A-1 principal balance - beginning of period	$0.00
2. Class A-1 principal - amount due	$0.00
3. Class A-1 principal - amount paid	$0.00
4. Class A-1 principal balance - end of period	$0.00
5. Class A Principal Carryover Shortfall with respect to Class A-1	$0.00
6. Class A-1 unpaid principal with respect to the Distribution Date	$0.00
7. Class A-1 Notes as a percentage of the total Notes outstanding on the Distribution Date	0.00%
8. Class A-1 Notes as a percentage of the Pool Balance on the Distribution Date	0.00%

(b) Class A-2
A. Information Regarding Distributions
1. Total Distribution per $1,000	$0.00
2. Principal Distribution per $1,000	$0.00
3. Interest Distribution per $1,000	$0.00

B. Calculation of Class A-2 Interest Due
1. Class A-2 related Note Rate	6.85%
2. Class A-2 principal balance - beginning of period	$0.00
3. Accrual convention	30/360
4. Days in Interest Period	33
5. Class A-2 interest due	$0.00
6. Class A-2 interest paid	$0.00
7. Class A Interest Carryover Shortfall with respect to Class A-2	$0.00
8. Class A-2 unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class A-2 principal balance
1. Class A-2 principal balance - beginning of period	$0.00
2. Class A-2 principal - amount due	$0.00
3. Class A-2 principal - amount paid	$0.00
4. Class A-2 principal balance - end of period	$0.00
5. Class A Principal Carryover Shortfall with respect to Class A-2	$0.00
6. Class A-2 unpaid principal with respect to the Distribution Date	$0.00
7. Class A-2 Notes as a percentage of the total Notes outstanding on the Distribution Date	0.00%
8. Class A-2 Notes as a percentage of the Pool Balance on the Distribution Date	0.00%
9. Class A-1 and A-2 Notes as a percentage of the Pool Balance on the Distribution Date	0.00%

(c) Class A-3
A. Information Regarding Distributions
1. Total Distribution per $1,000	$61.41
2. Principal Distribution per $1,000	$59.33
3. Interest Distribution per $1,000	$2.08

B. Calculation of Class A-3 Interest Due
1. Class A-3 related Note Rate	7.30%
2. Class A-3 principal balance - beginning of period	$57,679,311.08
3. Accrual convention	30/360
4. Class A-3 interest due	$350,882.48
5. Class A-3 interest paid	$350,882.48
6. Class A Interest Carryover Shortfall with respect to Class A-3	$0.00
7. Class A-3 unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class A-3 principal balance
1. Class A-3 principal balance - beginning of period	$57,679,311.08
2. Class A-3 principal - amount due	$10,026,980.23
3. Class A-3 principal - amount paid	$10,026,980.23
4. Class A-3 principal balance - end of period	$47,652,330.85
5. Class A Principal Carryover Shortfall with respect to Class A-3	$0.00
6. Class A-3 unpaid principal with respect to the Distribution Date	$0.00
7. Class A-3 Notes as a percentage of the total Notes outstanding on the Distribution Date	22.57%
8. Class A-3 Notes as a percentage of the Pool Balance on the Distribution Date	15.33%
9. Class A-1, A-2 and A-3 Notes as a percentage of the Pool Balance on the Distribution Date	15.33%

(d) Class A-4
A. Information Regarding Distributions
1. Total Distribution per $1,000	$6.23
2. Principal Distribution per $1,000	$0.00
3. Interest Distribution per $1,000	$6.23

B. Calculation of Class A-4 Interest Due
1. Class A-4 related Note Rate	7.48%
2. Class A-4 principal balance - beginning of period	$163,452,000.00
3. Accrual convention	30/360
4. Class A-4 interest due	$1,018,850.80
5. Class A-4 interest paid	$1,018,850.80
6. Class A Interest Carryover Shortfall with respect to Class A-4	$0.00
7. Class A-4 unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class A-4 principal balance
1. Class A-4 principal balance - beginning of period	$163,452,000.00
2. Class A-4 principal - amount due	$0.00
3. Class A-4 principal - amount paid	$0.00
4. Class A-4 principal balance - end of period	$163,452,000.00
5. Class A Principal Carryover Shortfall with respect to Class A-4	$0.00
6. Class A-4 unpaid principal with respect to the Distribution Date	$0.00
7. Class A-4. Notes as a percentage of the total Notes outstanding on the Distribution Date	77.43%
8. Class A-4 Notes as a percentage of the Pool Balance on the Distribution Date	52.58%
9. Class A-1, A-2, A-3 and A-4 Notes as a percentage of the Pool Balance on the Distribution Date	67.92%